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                           VAN KAMPEN TECHNOLOGY FUND

                       SUPPLEMENT DATED FEBRUARY 8, 2000
                   TO THE PROSPECTUS DATED DECEMBER 29, 1999

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by a group of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been Senior Vice President of the Adviser since October 1995 and of Advisory Corp. since June 1995. Prior to October of 1995, Mr. Lewis was Vice-President -- Portfolio Manager of the Adviser. Mr. Lewis has been employed by the Adviser since September 1986. Mr. Lewis has been primarily responsible for managing the Fund's investment portfolio since its inception.

    Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

    Mr. Brickhouse, a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999, was an Associate Portfolio Manager of the Adviser and Advisory Corp. since September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management, where he worked since 1995. Mr. Brickhouse has been a portfolio manager of the Fund since its inception.

    Mr. Hart has been a Portfolio Manager since January 1998 and Vice President of the Adviser and Advisory Corp. since December 1998. Prior to January 1998, Mr. Hart was Associate Portfolio Manager of the Adviser and Advisory Corp. Prior to August 1997, Mr. Hart was with AIM Capital Management, Inc. Mr. Hart has been a portfolio manager of the Fund since February 2000.

    Ms. Luby, a Senior Portfolio Manager and Vice President of the Adviser and Advisory Corp. since January 1999, became an Assistant Vice President of the Adviser and Advisory Corp. in January 1997. Prior to January 1997, Ms. Luby was an Associate Portfolio Manager of the Adviser. Prior to July 1995, Ms. Luby was with AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the investment area was that of Senior Securities Analyst. Ms. Luby has been a portfolio manager of the Fund since its inception.

    Mr. Walker, a Portfolio Manager and Vice President of the Adviser and of Advisory Corp. since January 1999, was an Assistant Vice President of the Adviser and Advisory Corp. since June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of the Adviser, having worked for the Adviser since October 1999. Mr. Walker has been a portfolio manager of the Fund since its inception.
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